SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (Date of earliest event reported):
                                 January 7, 1999

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                           COLUMBIA LABORATORIES, INC.
                           ---------------------------
                           (Exact Name of Registrant)



        Delaware                     1-10352                     59-2758596
------------------------      ---------------------            -------------
(State of Incorporation)      (Commission File No.)            (IRS Employer
                                                               Identification
                                                                   Number)



                      2875 Northeast 191 Street, Suite 400
                             Aventura, Florida 33180
                    ----------------------------------------
                    (Address of Principal Executive Offices)



                                 (305) 933-6089
                         -------------------------------
                         (Registrant's telephone number)





NYFS08...:\65\37965\0012\1883\FRM1139S.060

ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            On January 7, 1999, the Board of Directors of Columbia Laboratories, Inc. (the "Registrant") approved the engagement of Goldstein Golub Kessler LLP as the Registrant's independent certified public accountants to audit the Registrant's consolidated financial statements. During the last two fiscal years and each subsequent interim period, the Registrant has not consulted with Goldstein Golub Kessler LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or on any matter that was the subject of a disagreement or a reportable event.

            Simultaneously with the approval of the Registrant's new accountants, the Board of Directors dismissed Arthur Andersen LLP as the Registrant's independent certified public accountants. During the two most recent fiscal years or any subsequent interim period, there have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of Arthur Andersen LLP, and there have been no disagreements between management and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure of a nature which if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the subject matter of such disagreement in connection with its report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      16.1 Letter of Arthur Andersen dated January 14, 1999 re: change in certifying accountant.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  COLUMBIA LABORATORIES, INC.

Date:  January 14, 1999           By: /s/ David L. Weinberg
                                      -----------------------------------
                                      Name: David L. Weinberg
                                      Title: Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

16.1                    Letter of Arthur Andersen dated January 14, 1999 re:
                        change in certifying accountant.